                                      LEASE


     THIS LEASE AGREEMENT made the 15th day of May, 1992, between FRANKLIN ASSOCIATES residing or located at 257 So. Middletown Road, Nanuet, New York 10954, herein designated as Landlord, and LEW MAGRAM, LTD., a New York corporation, residing or located at 516 West 34th Street, New York, New York 10001, herein designated as Tenant;

                                WITNESSETH THAT:

     The Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described Demised Premises: a portion of the premises located at 414 Alfred Avenue, Teaneck, New Jersey (consisting of approximately 48,513 square feet in a Building which has a total of 72,000 square feet), and outlined in the building plan annexed hereto as Exhibit A, together with the right to use in common with other Tenants, the driveways, parking areas, and other common facilities, ("Premises" or "Demised Premises") , for a term of Seven (7) Years commencing on September 1, 1992, (the "Commencement Date"), and ending on August 31, 1999, (the "Termination Date") to be used and occupied only and for no other purpose than mail order operations center, warehousing and distribution of apparel, the operation of a retail outlet store and offices appurtenant to and necessary for same, subject however to all applicable zoning ordinances and rules and regulations of any governmental instrumentality, board or bureau having jurisdiction thereof. [If the Commencement Date is not set forth above because of the agreement on the part of the Landlord to perform certain improvements or alterations, the Commencement Date shall be upon the "Substantial Completion" of such improvements, as defined in Section 35. At such time Landlord and Tenant shall promptly execute a certificate setting forth the Commencement Date, which certificate shall be attached to this Lease and made a part hereof.]

     Upon the following Conditions and Covenants:

     1. ACCEPTANCE OF PREMISES

     Except as otherwise set forth herein, Tenant acknowledges that it is familiar with the Demised Premises and hereby agrees to accept the Demised Premises in their present condition, AS IS. Prior to the Commencement Date, Landlord will complete the improvements described in the Work Letter annexed hereto as Exhibit C. Tenant further acknowledges that, except as expressly set forth herein, neither Landlord nor anyone on Landlord's behalf has made any representations or warranties with respect to the condition of the Demised Premises. Landlord represents that on the Commencement Date, the plumbing, electrical, and HVAC systems will be in good working order.

     2. BASE RENT

     2.1 The Tenant covenants and agrees to pay to the Landlord as Base Rent for and during the [initial] Term hereof as follows:


MONTH 1 THROUGH MONTH 18 INCLUSIVE

         Yearly Rate:     $242,565.00
         Monthly Rate:    $ 20,213.75
         (Effective Rate: $5.00 per sq. ft.)

MONTH 31 THROUGH MONTH 42 INCLUSIVE
         Yearly Rate:      $262,455.33
         Monthly Rate:     $ 21,871.28
         (Effective Rate:  $5.41 per sq.ft.)

MONTH 43 THROUGH MONTH 54 INCLUSIVE
         Yearly Rate:      $273,128.19
         Monthly Rate:     $ 22,760.68
         (Effective Rate:  $5.63 per sq.ft.)

MONTH 55 THROUGH MONTH 66 INCLUSIVE
         Yearly Rate:      $284,286.18
         Monthly Rate:     $ 23,690.52
         (Effective Rate:  $5.86 per sq.ft.)

MONTH 67 THROUGH MONTH 78 INCLUSIVE
         Yearly Rate:      $295,444.17
         Monthly Rate:     $ 24,620.35
         (Effective Rate:  $6.09 per sq.ft.)

MONTH 79 THROUGH MONTH  84 INCLUSIVE
         Yearly Rate:               $307,087.29
         Monthly Rate:     $ 25,590.61
         (Effective Rate:  $6.33 per sq.ft.)

The Base Rent shall be paid promptly in advance on the first day of each and every month during the Term without demand and without offset or deduction. If the Commencement Date shall fall on a date other than the first day of a month or if the Termination Date shall fall on a date other than the last day of a month, Tenant shall-pay an apportioned Base Rent, based upon a 360 day year and 30 day month, covering such partial month. Payment of Base Rent and Additional Rent (as hereinafter defined) shall be made payable to FRANKLIN ASSOCIATES at the address first set forth above, or to such other party and at such other place as may be specifically required by this Lease or as Landlord may designate in writing from time to time.

     2.2 No payment by Tenant or receipt by Landlord of a lesser amount than the Base Rent or Additional Rent stipulated in this Lease shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or payment, or any writing accompanying any check or payment of such rent, be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

     3. ADDITIONAL RENT

     3.1 Tenant agrees to pay to the Landlord as Additional Rent (the "Additional Rent") without offset or deduction its proportionate share (67.4%) of the following:

          (a) all real estate taxes, assessments, water and sewer rents and other governmental charges assessed against or levied upon the Demised Premises or related to the use or occupancy thereof, provided that if Landlord shall receive a rebate or refund as a result of a successful real estate tax appeal which is attributable to the period during which Tenant is in possession of the Premises, such rebate or refund shall be passed through to Tenant;

          (b) all premiums on insurance policies maintained by the Landlord on, or in connection with the use of, the Demised Premises pursuant to this Lease; without limiting the generality of the foregoing, Tenant shall pay, as Additional Rent, the premiums on all policies of insurance maintained by Landlord, including casualty or hazard insurance and rental or business interruption insurance; and

          (c) all other expenses and charges which, during the Term, shall arise, be levied, assessed or imposed upon or against the Demised Premises as an incident of the ownership thereof and such other reasonable expenses, which are of the kind paid by owners of land and buildings by reason of such ownership, including management fees, fees for all professional services associated with the Demised Premises and the cost of all Structural Repairs and Exterior Maintenance.

     Tenant shall pay one-twelfth of the annual estimated amount of Additional Rent which shall be calculated in accordance with the Rent Summary annexed hereto as Exhibit B. The amount of Additional Rent shall be subject to change from time to time during each year to reflect increases or decreases in insurance premiums, real estate taxes, and other expenses and shall be subject to final adjustment after the completion of each year at such time as a final statement of operating expenses is prepared.

     3.2 The Tenant shall pay to the Landlord on the first day of each month one-twelfth of Tenant's proportionate share of the then current annual real estate taxes, water and sewer rents and any special or other assessment levied and assessed against the Premises and one month's proportion of the then current annual insurance premiums, so as to enable the Landlord (or its lender) to pay the same at least thirty (30) days before they become due and payable, and to make any further tax or insurance reserve payments, and to make up any deficiency, in amounts and at times as the Landlord shall require. If Tenant shall fail to make any payment or to do any act required of it by any provision of this Lease, Landlord may make such payment or do such act and the amount of such payment, or the cost of doing such act, together with interest thereon at a rate of 3% in excess of the prime rate of interest as published in the Wall Street Journal on the date Landlord makes such payment or does such act, shall be deemed Additional Rent payable by Tenant upon demand by Landlord. The making of any such payment or the doing of any such act by Landlord shall not constitute a waiver by Landlord of any right or remedy provided by this Lease upon Tenant's default in the making of such payment or the doing of such act. All taxes, assessments, water and sewer rents and other governmental charges against or levied upon the Demised Premises shall be apportioned as between Landlord and Tenant at the Termination Date.

     4. CHANGE IN SCOPE OF TAXATION

     4.1 If at any time during the Term the method or scope of taxation prevailing on the date hereof shall be altered, modified or enlarged so as to cause the method of taxation to be changed, in whole or in part, so that in substitution for the real estate taxes now assessed there may be, in whole or in part, a capital levy or other imposition based on the value of the Demised Premises, or the rents received therefrom, or some other form of assessment based in whole or in part on some other valuation of the Landlord's real property comprising the Demised Premises, then and in such event, such substituted tax or imposition shall be payable and discharged by Tenant in the manner required pursuant to such law promulgated which shall authorize such change in the scope of taxation, and as required by the terms and conditions of this Lease.

     4.2 Nothing in this Lease contained shall require Tenant to pay any franchise, estate, inheritance, succession, capital levy or transfer tax of Landlord, or federal income or state income tax or excess profits or revenue tax, except to the extent such taxes are imposed in whole or partial substitution for real property taxes.

     5. NET RENT

     It is the purpose and intent o Landlord and Tenant that the rent shall be absolutely net to Landlord, so that this Lease shall yield, net, to Landlord, the Base Rent specified in Section 2 hereof, in each month during the Term, without any abatement, deduction, set-off or counterclaim, and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Demised Premises which may arise or become due during or out of the Term, except interest, amortization or any other charge or obligation arising in connection with any mortgage placed on the Demised Premises by Landlord (unless the charge or obligation arises as a result of an Event of Default by Tenant hereunder) shall be paid by Tenant directly to the appropriate entities as an owner of the Demised Premises would have paid or reimbursed to Landlord, except for such obligations and charges as have otherwise expressly been assumed by Landlord in accordance with the terms and conditions of this Lease.

     6. INSURANCE

     6.1 As long as this Lease remains in effect and during such other time as Tenant occupies the Demised Premises or any part thereof, Tenant will keep in force at its expense public liability insurance, including contractual liability, with respect to the Demised Premises with companies and in form acceptable to Landlord with a minimum combined single limit of $5,000,000 on account of bodily injuries, death or property damage; and standard form all-risk insurance, at such value as will avoid coinsurance risks, on leasehold improvements and contents either existing within the Demised Premises at the Commencement Date or installed by Tenant during the Term of this Lease; provided, however, that Tenant's insuring of the leasehold improvements shall in no way confer on Tenant any property rights to same. Tenant will furnish the policy or policies of such insurance or certificates thereof to Landlord. All such policies shall name Landlord or its designee and any mortgagee of the Premises as additional named insureds and loss payees and shall contain a provision stating that such policy or policies shall not be canceled or modified except after 30 days prior written notice to Landlord and such mortgagee. Tenant expressly waives all claims against Landlord arising from loss or damage from whatever cause to Tenant's personal property, including leasehold improvements, inventory, trade fixtures and furniture. If the nature of Tenant's operations is such as to place any or all. of its employees under the coverage of worker's compensation or similar statutes, Tenant shall also keep in force, at its expense, so long as this Lease remains in effect and during such other times as Tenant occupies the Demised Premises or any part thereof, worker's compensation or similar insurance affording statutory coverage and containing statutory limits. All policies of insurance shall be issued by insurers authorized to conduct that type of insurance business in New Jersey, and having at all times a policyholders rating of "A" or better and a financial rating of "V" or better in the then-current edition of Best's Insurance Guide. If Tenant shall not comply with this Section, Landlord may cause insurance as aforesaid to be issued and in that event, Tenant agrees to pay the premiums for such insurance upon Landlord's demand together with interest at a rate of 3% in excess of the prime rate of interest as published in the Wall Street Journal upon Landlord's demand as Additional Rent until the premium cost is reimbursed to Landlord.

     6.2 Tenant agrees to look solely to the proceeds of its own insurer for indemnity against exposure for casualty losses of property or business interruption. Tenant warrants that its liability, property and business interruption insurers shall have no rights against Landlord by virtue of assignment, subrogation, loan agreement or otherwise.

     7. INCREASE OF INSURANCE RATES

     If as a result of Tenant's use of the Premises, it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the Demised Premises, in an amount and in the form and with insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this Lease and ' the terms hereof, upon giving to the Tenant fifteen (15) days notice in writing of the Landlord's intention so to do, and upon the giving of such notice, this Lease and the terms thereof shall terminate. If by reason of the use to which the Demised Premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as Additional Rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of Base Rent and Additional Rent but in no case later than one
(1) month after such demand, whichever occurs sooner.

     8. FIRE AND OTHER CASUALTY

     In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the Demised Premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the Base Rent and Additional Rent hereunder shall not cease. If, in the opinion of the Landlord, the Demised Premises are so extensively and substantially damaged as to render them untenantable, then the Base Rent shall cease until such time as the Demised Premises shall be made tenantable by the Landlord. However, if, in the opinion of the Landlord the Demised Premises are totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, and if such rebuilding is likely to require a period of not less than one hundred eighty (180) days to be completed, then the Base Rent shall be paid up to the time of such destruction and then, at the option of either party, exercised within sixty (60) days of the occurrence of the casualty, this Lease shall come to an end. In no event, however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the Base Rent and Additional Rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement.

     9. NON-LIABILITY OF LANDLORD

     The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person resulting from the acts, conduct or omissions on the part of Landlord, except in the case of the gross negligence of Landlord, or as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste, soil or any other pipes, whether above or below ground, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyer, refrigeration, sprinkler, air conditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from acts, conduct or omissions on the part of Tenant or of Tenant's agents, employees, guests, licensees, assignees or successors, or on the part of any other person, including any other tenant; or attributable to any interference with, interruption of or failure, beyond the control of the Landlord, of any services to be furnished or supplied by its obligations hereunder, the Tenant shall look solely to the equity of the Landlord in the Demised Premises and the buildings and other lands within which the Demised Premises are located; and in no event will the Landlord's liability, if any, exceed the loss of the Landlord's equity interest in the Demised Premises which is situated in Block 6002 Lot 9.

     10. WAIVER OF SUBROGATION RIGHTS

     Each party waives all rights of recovery against the other or the agents, employees or representatives of such person, for any loss, damages or injury of any nature whatsoever to property or persons for which such party is insured. The Landlord and Tenant each shall obtain from their respective insurance carriers and will deliver to the other party, waivers of the subrogation rights under the respective policies.

     11. NOTICE OF ACCIDENTS

     Tenant shall promptly notify Landlord of: (a) any accident in or about the Demised Premises; (b) any fire or other casualty ("Casualty") occurring in or about the Demised Premises; (c) all damage to or defects in the Demised Premises for the repair of which Landlord is responsible; and (d) all damage to or defects in any building system or facility within the Demised Premises.

     12. INDEMNIFICATION

     Tenant shall indemnify and save harmless Landlord from all fines, penalties, costs, suits, proceedings, liabilities, damages, claims, judicial and administrative orders, assessments and actions of any kind arising out of the use and occupancy of the Demised Premises, including the enforcement or threatened enforcement of any environmental law, regulation or policy related to Tenant's use-and occupancy of the Demised Premises, or by reason of any breach or non-performance of any covenant or condition of this Lease by Tenant. This indemnification shall extend to all claims by any person or party, including any Federal, State or local government or government agency, for death or injury to persons and damage to any property, on or off the Demised Premises, and to legal expenses, including reasonable attorney's fees, environmental consultant's fee and the fees of other professionals incurred by Landlord in the defense of such claims or in the enforcement of any provision of this Lease. This Section shall survive the termination of this Lease.

     13. UTILITIES

     The Tenant shall pay when due all the rents or charges for water, gas, sewer, electricity, heating, ventilating and air conditioning or other utilities used by the Tenant which are or may be assessed against the Demised Premises. In the event any utility is separately metered, Tenant shall pay all such charges directly to the utility. In the event any or all such utilities are not so metered, Tenant shall pay its proportionate share of said utility consumption as Additional Rent within 10 days after submission of a bill therefor by the Landlord to the Tenant. Landlord represents that the gas and electricity used by Tenant is separately metered. The water and sewer are not separately metered and will be prorated based upon Tenant's percentage interest.

     14. REPAIRS

     14.1 Landlord, at Tenants expense (which shall be prorated based upon Tenant's percentage interest of the annual maximum total Building cost of $7,200.00 as depicted on the Rent Summary ("Structural Repairs"), and shall perform all exterior maintenance, including the maintenance of all parking areas, snow and ice removal, sidewalks, curbing, fencing and landscaping ("Exterior Maintenance"). If Tenant shall be dissatisfied with the performance by Landlord of any required Exterior Maintenance which Landlord has agreed to perform, upon advance notice to Landlord, Tenant shall be permitted to arrange for the performance of the Exterior Maintenance, provided that any such arrangement (including the contractor selection by Tenant) shall be approved by Landlord, which approval shall not be unreasonably withheld. Landlord shall make any repairs and perform any maintenance on a reasonably prompt basis after written notice of the need for such repair or maintenance is given to Landlord by Tenant. There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of or the failure to make any repairs, alterations or improvements in or to any portion of the Demised Premises or in or to fixtures, appurtenances and equipment therein. Subject to the $7,200,000 limitation of this Section, the Tenant shall be responsible for the payment of the full cost of all Structural Repairs and Exterior Maintenance in the year in which the Structural Repairs and Exterior Maintenance is performed and shall pay such amounts as Additional Rent pursuant to Section 3.1(c) hereof upon the presentation of invoices by Landlord.

     14.2 Tenant shall keep and maintain the Demised Premises in a good and complete state of repair and condition, except for ordinary wear and tear. Except for Structural Repairs and Exterior Maintenance, Tenant shall make and perform all interior non-structural repairs and maintenance, including, but not limited to, the plumbing, heating, ventilation, air conditioning and electrical equipment and systems, lights and lighting, necessary to preserve and maintain the Demised Premises and the appurtenances belonging thereto, and will not call upon Landlord during the Term for the making of any repairs or replacements whatsoever, except for Structural Repairs and Exterior Maintenance. All such repairs and replacements shall (a) be performed in a good and workmanlike manner, (b) be at least substantially equal in quality and usefulness to the original work, (c) be of first- class modern character, and (d) not diminish the overall value of the Demised Premises. All repairs and replacements and other property attached to or used in connection with the Demised Premises by or on behalf of Tenant shall be and become the property of Landlord without payment therefor immediately upon completion or installation thereof except as otherwise approved by Landlord at the time the repairs or replacements are made.

     15. GLASS, ETC., DAMAGE

     In case of the destruction of or any damage to the glass in the Demised Premises, or the destruction of or damage of any kind whatsoever to the Demised Premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage or replace or restore any destroyed parts of the Demised Premises as speedily as possible at the Tenant's own cost and expense.

     16. ALTERATIONS OR IMPROVEMENTS

     16.1 No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, heavy equipment, apparatus and fixtures., shall be installed in or attached to the Demised Premises without the written consent of the Landlord, which the property of the Landlord and shall be surrendered with the Demised Premises and as part thereof upon the expiration or sooner termination of this Lease, without hindrance, molestation, or injury.

     16.2 Upon quitting, vacating or abandonment of the Premises by the Tenant, Landlord shall have the option of requiring the Tenant to remove any alteration, addition or improvement at the Tenant's expense if so noted at time of approval prior to the expiration of the Lease. In the event Tenant fails to perform such removal, Landlord shall have the right to do so at the cost and expense of the Tenant.


     17. SIGNS

     The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the Demised Premises or any part thereof, except of a design and structure to conform aesthetically with the existing signage and in or at such places as may be indicated and consented to by the Landlord in writing, which consent shall not be unreasonably refused or delayed. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon the Demised Premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

     18. COMPLIANCE WITH LAWS AND REGULATIONS

     18.1 Tenant shall not use or occupy or permit the Demised Premises to be used or occupied, nor do or permit anything to be done in or on the Demised Premises, in whole or in part, in a manner which would in any way violate any certificate of occupancy affecting the Demised Premises, or make void or voidable any insurance then in force with respect to the Demised Premises, or which may make it difficult or impossible to obtain fire or other insurance required to be furnished by Landlord under-this agreement, or as will cause or be apt to cause structural injury to all or any part of the buildings, or as will constitute a public or private nuisance.

     18.2 During the term of this Lease, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, ordinances, orders, rules, regulations, and requirements of all Federal, State, and Municipal governments, courts, departments, commissions, boards, and officers, any national or local board of fire underwriters, or any other body exercising functions similar to those of any of the foregoing, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable to all or any part of the Demised Premises and the sidewalks, curbs, streets, and roads adjoining the Demised Premises or to the use or manner of use of the Demised Premises.

     18.3 Tenant shall indemnify Landlord with respect to the foregoing, of and from all obligations, costs or expenses, fines, penalties, claims for damages of every kind and nature arising out of any failure to comply with any such law, ordinance, order, rule, regulation, or requirement, the intention of the parties being with respect thereto that Tenant shall discharge and perform all the obligations of Landlord, as well as all the obligations of Tenant, arising and indemnify Landlord so that at all times the rental of the Demised Premises shall be net to Landlord without deduction or expense on account of any such requirement.

     19. RESTRICTION OF USE

     The Tenant shall not occupy or use the Demised Premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty, nor to increase the risk of environmental contamination.

     20. COVENANT AGAINST LIENS

     Tenant agrees that it shall not encumber, or suffer or permit to be encumbered, the Demised Premises or the fee thereof by any lien, charge or encumbrance, and Tenant shall have no authority to mortgage or hypothecate this Lease in any way whatsoever; provided that in the case of any mechanics' or materialmens' lien or notice of intention, Tenant shall have a period of ten
(10) days from receiving notice of the existence thereof to cause any such lien to be released and discharged.

     21. LANDLORD'S RIGHT TO CURE

     Landlord, its agents, contractors, consultants and workmen shall have the right, but shall not be obligated, to enter into and upon the Demised Premises at all reasonable times for the purpose of inspection and examination of the state of repair and condition thereof and in order to make such repairs, or otherwise cure any conditions, as shall be necessary as a consequence of any failure of Tenant to meet its obligations under this Lease. The cost of any such repairs or other cure undertaken by Landlord, together with interest thereon at a rate of 3% over the prime rate of interest as published in the Wall Street Journal on the date Landlord makes such repair or effects such other cure, shall be deemed to be Additional Rent payable by Tenant upon demand by Landlord. The undertaking of any such repairs or other cure by Landlord shall not constitute a waiver by Landlord of any right or remedy provided by this Lease upon Tenant's default in the undertaking of such repairs or other cure.

     22. SNOW AND ICE REMOVAL

     Landlord's obligation to keep the sidewalks and parking areas free of snow and ice shall be strictly limited to reasonable activity for removal considering the weather, the availability of men and equipment, and other factors outside the control of the Landlord. The Tenant accepts all risk of use of such facilities, and any act or action by the Landlord or its agents shall be deemed not to create any liability of any kind whatsoever, the Tenant hereby releasing the Landlord for the same as a condition hereof.

     23. ASSIGNMENT OR SUBLETTING

     23.1. Tenant shall have the right, upon written notice to Landlord and after obtaining Landlord's prior written consent, which consent, shall not be unreasonably withheld, to sublet less than all of the Premises; provided, however, that the Tenant and the sublessee shall execute an agreement in which the sublessee agrees to assume and comply with all of the terms and provisions of this Lease.

     23.2 Tenant shall not sublet all of the Demised Premises or assign its interest in the Lease without the Landlord's express prior written consent, which consent shall not be unreasonably withheld. If the Tenant shall desire to sublet all of the Demised Premises or to assign its interest in the Lease, it shall first submit in writing to the Landlord an offer signed by the proposed subtenant or assignee which includes:

          (a) the name and address of the proposed sublessee or assignees;

          (b) the terms and conditions of the proposed subletting or assignment;


          (c) the nature and character of the business of the proposed sublessee or assignee;

          (d) a financial statement of the proposed subleasee or assignee.

Upon Tenant's notice to Landlord of any such proposed subletting or assignment, Landlord shall have the right, in its sole and unqualified discretion, either
(a) to consent to such sublease or assignment, (b) to reasonably withhold such consent or (c) without payment of any kind to Tenant and by written notice sent to Tenant within 30 days thereafter, to cancel and terminate the Lease on a specified date which shall be not later than 30 days after the date of Landlord's notice. If Landlord elects to cancel and terminate the Lease, the Lease shall terminate and come to an end on the date specified by Landlord without recourse to either party except for rights and obligations accrued prior thereto.

     23.3 If this Lease be assigned with the consents as aforesaid or, if the Demised Premises or any part thereof be au lot to or occupied by anybody other than Tenant after the occurrence of an Event of Default, Landlord may collect rent from the assignee, subleasee or occupant and apply the net amount collected to the Base Rent and Additional Rent payable hereunder. Landlord shall be entitled to retain 100% of the amount by which such consideration exceeds the Base Rent and Additional Rent payable hereunder (prorated to reflect the amount of space sublet) for its own use.

     23.4 Any attempted assignment, encumbrance, sublease or concession by Tenant without Tenant's full compliance with the provisions of this Section shall be void and shall constitute an Event of Default under this Lease. This prohibition includes any subletting or assignment which would otherwise occur by operation of law, including as a result of a merger, consolidation, reorganization, transfer or other change of Tenant's corporate or proprietary structure. Landlord shall be obligated to consent to a merger or reorganization of Tenant in any case where (i) a majority of the outstanding shares of stock of the surviving corporation are owned by Erv Magram and Melanie Magram Rothenberg and (ii) the available cash from operating working capital plus the open no less than $1,000,000.00. Thereafter, within six (6) months that available cash shall continue to be $1,000,000.00 without the available working capital credit line and in a one year period shall be $1,500,000.00 without the available working capital credit line. Tenant shall make available to Landlord, upon request, the current financial statements, other than those issued annually at fiscal June 30th, shall be internal interim statements, whereas the annual statements shall be audited. Any change in ownership or control, directly or indirectly, of Tenant shall be deemed an assignment of this Lease. Consent by Landlord and other persons or entities to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting.

Notwithstanding any such assignment or subletting, Tenant herein shall remain primarily liable for the payment of Base Rent and Additional Rent reserved hereunder and for the performance of all obligations imposed upon Tenant by this

Lease.

     23.5 Landlord may require a payment not to exceed Five Hundred and 00/100 ($500.00) Dollars to cover its handling charges for each request for consent to any sublet or assignment prior to its consideration of the same. Tenant acknowledges that its sole remedy with respect to any assertion that Landlord's failure to consent to any sublet or assignment is unreasonable shall be the remedy of specific performance and Tenant shall have no other claim or cause of action against Landlord as a result of Landlord's actions in refusing to consent thereto.

     24. MORTGAGE PRIORITY

     This Lease shall not be a lien against the Demised Premises in respect to any mortgages that may hereafter be placed upon the Demised Premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this Lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable to further affect the subordination of this Lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of canceling this Lease, and the Term hereof is hereby expressly limited accordingly. In the case of any mortgage granted by Landlord after the date hereof, Landlord shall use its reasonable best efforts to obtain from such mortgagee a non-disturbance agreement for the benefit of the Tenant.

     25. CERTIFICATES BY TENANT

     Tenant agrees at any time and from time to time during the Term of this Lease, within 10 days after written request from Landlord, to execute, acknowledge and deliver to Landlord or to a third party a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Base Rent, Additional Rent and other charges have been paid in advance, if any, and stating whether or not, to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Tenant may have knowledge. Such third party shall have the right to rely upon the contents of any such written statement of Tenant.

     26. CONDEMNATION

     26.1 If the entire Demised Premises shall be taken for any public or quasi-public use, by any power or authority having the right to take the same by condemnation, eminent domain, or otherwise, the amount awarded for compensation for the whole of the Demised Premises so taken, including all improvements, changes additions and alterations made by Tenant, shall be paid to Landlord. Tenant agrees that it shall have no claim for any damages or loss against Landlord by reason of such condemnation or taking. However, Tenant reserves the right to retain all sums awarded as compensation for Tenant's relocation expenses, if any. Tenant agrees that it will assert no claim for any improvements, changes, additions and alterations made by it to the Demised Premises, except where such claim may be asserted by Tenant without resulting in any diminution of the award to Landlord. This Lease shall terminate as of the date title to all of the Demised Premises shall vest in the taking body or the date Tenant is ousted from possession of the Demised Premises, whichever is earlier, and Landlord and Tenant shall thereupon be released of and from all obligations and liabilities to each other accruing hereunder thereafter. Tenant shall pay all Base Rent and Additional Rent accrued up to the time of the passing of title, and if any such rent has been paid in advance, Landlord shall return such surplus.

     26.2 If a part of the Demised Premises, but less than the entire Demised Premises, is so taken by such power or authority as aforesaid, then and in such event there shall be a reduction in the Base Rent in relation to the fair rental value of that part of the Demised Premises so taken as compared with the rental value for the entire Demised Premises, and this Lease, together with all of the agreements, covenants, conditions and obligations herein contained, shall continue in full force and effect for the balance of the term as if such taking had not occurred. If the part of the Demised Premises so taken includes the building or a portion thereof or any substantial portion of Tenant hereby expressly grants unto Landlord the entire amount of said award or compensation, hereby expressly disclaiming all right, title and interest therein, and agrees that it shall have no claim for any damages or loss against Landlord by reason of such condemnation or taking. Following such a partial taking, Landlord shall restore the Demised Premises as required to render the same tenantable as a single unit.

     26.3 If the temporary use of the whole or any part of the Demised Premises shall be taken by any lawful power or authority by the exercise of the right of condemnation, eminent domain or otherwise, or by agreement between Tenant and those authorized to exercise such right, Tenant shall give prompt notice thereof to Landlord. In such event the Term shall not be reduced or affected in any way and Tenant shall continue to pay in full the Base Rent, Additional Rent and other charges herein reserved without reduction or abatement and Tenant shall be entitled to receive for itself any award or payment made for such use, provided, however, that in the event such period of temporary use shall extend beyond the Termination Date, the award or payment shall be ratably apportioned between Landlord and Tenant.

     26.4 The terms "condemnation", "taking" or similar terms as herein used shall mean the acquisition by a public or quasi-public authority having the right to take the same by condemnation or eminent domain or otherwise, regardless of whether such taking is the result of actual condemnation or of voluntary conveyance by Landlord.

     26.5 Tenant agrees to execute and deliver any instruments as may be deemed necessary by Landlord to expedite any condemnation proceeding or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the Demised Premises or any portion-thereof.

     26.6 If notwithstanding the terms and conditions hereof Tenant shall assert a claim or right to claim to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid to Landlord as the purchase price for an option, sale or conveyance in lieu of formal condemnation proceedings, other than for amounts paid as compensation for Tenant's relocation expenses, Tenant shall be liable to Landlord for all damages sustained and all expenses incurred by Landlord, including counsel fees and costs of legal proceedings, as a result of the assertion by Tenant of any such claim.

     27. DEFAULT BY TENANT

     27.1 If before or during the Term there shall occur any of the following events ("Events of Default"):

          (a) if Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or not contesting the material allegations of a petition against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its assets; or

          (b) if, within sixty (60) days after the commencement of an proceeding or acquiescence of Tenant or any trustee, receiver or liquidator of Tenant or of any material part of 'its assets, such appointment shall. not have been vacated; or

          (c) if the interest of Tenant in the Demised Premises shall be sold under execution or other legal process; or

          (d) if Tenant shall fail to pay any installment of Base Rent or Additional Rent for ten (10) days after the same is due; or

          (e) if Tenant shall fail to perform or observe any requirement, obligation, agreement, covenant or condition of this Lease, other than the payment of any installment of Base Rent or Additional Rent, and any such failure shall continue for 15 days after Landlord gives Tenant notice thereof, or if such failure cannot be remedied within 15 days, then for a reasonable time thereafter, provided Tenant commences to remedy such failure within said 15 day period and prosecutes the same to completion with diligence; or


          (f) if any representation or warranty contained in this Lease shall prove to be incorrect in any material respect on the date upon which it was made; or

          (g) if the Demised Premises shall become vacant, abandoned or are not opened for business for a period of 30 consecutive days;

then at any time following any of such Events of Default, Landlord, without waiving any other rights herein available to Landlord at law or in equity, may either (1) give Tenant notice of termination of this Lease, or (2) without terminating this Lease, give Tenant notice of Landlord's intention to re-enter and take possession of the Demised Premises, with or without legal process. The giving of-either of such notices to Tenant shall terminate Tenant's right to possession of the Demised Premises under this Lease without prejudice, however, to the rights of Landlord to exercise all other available legal remedies and without discharging Tenant from any of its liabilities hereunder.

     27.2 If Landlord elects to terminate Tenant's right to possession of the Demised Premises under Section 27.1 following an Event of Default, Landlord may re-enter and take possession of the Demised Premises, with or without legal process, and Tenant hereby waives any claim for damages as a result thereof, and Tenant shall be obligated to pay to Landlord as damages upon demand, and Landlord shall be entitled to recover of and from Tenant, (a) all Base Rent and Additional Rent payable to the date of termination of Tenant's right to possession, plus (b) the cost to Landlord of all reasonable legal and other expenses and costs (including attorney's fees) incurred by Landlord in obtaining possession of the Demised Premises, in enforcing any provision of this Lease, in preserving the Demised Premises during any period of vacancy, in making such alterations and repairs as Landlord may reasonably deem necessary or advisable in operating and maintaining the Demised Premises, and in reletting the Demised Premises, including all reasonable brokerage commissions therefor, plus (c) either

          (i) in the event of Landlord's giving notice of its intention to re-enter and take possession without terminating this Lease, damages (payable in monthly installments, in advance, on the first day of each calendar month following the giving of such notice and continuing until the date originally fixed herein for the expiration of the Term) in amounts equal to the Base Rent and Additional Rent herein reserved, less the net amount of rent, if any, which may be collected and received by Landlord from the Landlord may grant concessions or charge a rental in excess of that provided in this Lease (Tenant shall have no right to any excess); or

          (ii) if Landlord gives notice of termination of this Lease, an award for liquidated damages in an amount which, at the time of such termination, is equal to the excess, if any of the installments of Base Rent and the aggregate of all sums payable hereunder as Additional Rent (for such purpose considering the annual amount of Additional Rent to equal the amount thereof payable for the 12 months immediately preceding such termination, or the annualized portion of Additional Rent payable from the Commencement Date to the date of such termination if this Lease then shall have been in effect for less than 12 months) reserved hereunder for the period which would otherwise have constituted the unexpired portion of the Term, plus the value of all other consideration to be paid or performed by Tenant during such period, over the fair rental value of the Demised Premises, as of the date of such termination, for such unexpired portion of the Term, said liquidated damage amount to be discounted at the then Prime Rate of interest as published in the Wall Street Journal to determine its present value at the time of the award; prior to Tenant's full payment of any liquidated damages awarded to Landlord, Tenant shall continue to pay punctually to Landlord all Base Rent and Additional Rent to the same extent and at the same time as if this Lease had not been terminated and receive full credit for such payments against the award for liquidated damages.

If, after Tenant's default, Landlord shall elect to re-enter and take possession without terminating this Lease, Landlord shall have the right at any time thereafter to terminate this Lease for such previous default, whereupon the provisions of this Section.

     27.2 with respect to termination will thereafter apply.

     27.3 Landlord-may sue for and collect any amounts which may be due pursuant to the provisions of Section 27.2 above from time to time as Landlord may elect, but no such suit shall bar or in any way prejudice the rights of Landlord to enforce the collection of amounts due at any time or times thereafter by a like or similar proceeding. Tenant expressly waives service of any notice of intention to re-enter that may be required by law, and waives any and all rights to recover or regain possession of the Demised Premises, or to reinstate or to redeem this Lease, or other right of redemption as permitted or provided by or under any statute, law or decision now or hereafter in force and effect.

     27.4 Without limiting any other right of Landlord hereunder, at Landlord's option, Tenant shall pay a "Late Charge" of eight (8%) percent of any installment of Base Rent or Additional Rent received by the Landlord more than 5 days after the due date thereof ("Late Payment") to cover the extra expense involved in handling delinquent payments.

     27.5 Tenant agrees to pay all costs of proceedings by Landlord for the enforcement of any terms and conditions of this Lease, including reasonable attorney's fees and expenses, which shall be deemed Additional Rent for the period with respect to which the Event of Default occurred, payable immediately upon the filing of any suit for possession or for money damages.

     27.6 No remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. The receipt and acceptance by Landlord of rent with knowledge of the or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

     27.7 No waiver by Landlord of any Event of Default or any default by Tenant in any covenant, agreement or obligation under this Lease shall operate to waive or affect any subsequent Event of Default or default in any covenant, agreement or obligation hereunder, nor shall any forbearance by Landlord to enforce a right or remedy upon an Event of Default or any such default be a waiver of any of its rights and remedies with respect to such or any subsequent default or in any other manner operate to the prejudice of Landlord.

     28. REMEDIES AVAILABLE

     In addition to all other remedies available at law or equity or hereunder, Landlord may enjoin any default or threatened default by Tenant.

     29. SURRENDER BY TENANT AT END OF TERM

     29.1 Tenant will surrender possession of the Demised Premises and remove all goods and chattels and other personal property in the possession of Tenant, by whomsoever owned, at the end of the Term or at such other time as Landlord may be entitled to re-enter and take possession of the Demised Premises pursuant to any provision of this Lease, and leave the Demised Premises in as good order and condition as they were at the beginning of the Term, reasonable wear and tear excepted. In default of surrender of possession and removal of goods and chattels at the time aforesaid, Tenant will pay to Landlord the rent reserved by the terms of this Lease for such period as Tenant either holds over possession of the Demised Premises or allows its goods and chattels or other personal property in its possession at such time to remain in the Demised Premises, and in addition thereto, statutory penalties and all other damages which Landlord shall suffer by reason of Tenant holding over in violation of the terms and provisions of this Lease, including all reasonable claims for damages made by any succeeding tenant or purchaser of the Demised Premises against Landlord which may be founded upon delay by Landlord in giving possession of the Demised Premises to such succeeding tenant or purchaser, so far as such damages are occasioned by the unlawful holding over of Tenant.

     29.2 If Tenant fails to remove all goods and chattels and other personal property in possession of Tenant, by whomsoever owned, at the end of the Term, or at such other time as Landlord may be entitled to re-enter and take possession of the Demised Premises pursuant to any provision of this Lease, Tenant hereby irrevocably makes, constitutes and appoints Landlord as the agent and attorney-in-fact of Tenant to remove all goods and chattels and other personal property, by whomsoever owned, from the Demised Premises to a reasonably safe place of storage, such moving and storage to be at the sole cost and expense of Tenant, and Tenant covenants and agrees to reimburse and pay to Landlord all expenses which Landlord incurs for the removal and storage of all such goods and chattels. Alternatively at the option of Landlord, Tenant shall be deemed to have abandoned such goods, chattels and other personal property and the same shall become the property of Landlord.

     29.3 No act or thing done by Landlord shall be deemed an acceptance of the surrender of the Demised Premises unless Landlord shall execute a written release of Tenant. Tenant's liability hereunder shall not be terminated by the termination of this Lease or by the execution by Landlord of a new lease of the defend and save Landlord harmless against any liability, obligation, requirement, commitment,'cost, expense, loss, claim, fine, penalty or damage which Landlord may suffer as a result of any subsurface, ambient air, soil, surface water, groundwater, leachate, run-on or run-off, stream or other pollution caused by Tenant in its use of the Demised Premises, whether such pollution is on or off the Demised Premises. Tenant, in any event, will take immediate steps to halt, remedy or cure any such pollution caused by Tenant in connection with its use of the Demised Premises to the satisfaction of any and all government agencies having jurisdiction over the matter and in compliance with then existing government and industry standards for remediation of any such pollution. Landlord shall be promptly notified of ail actions taken by Tenant or any other party with respect to such pollution and shall have the right to enter the Demised Premises in order to observe the remediation of such pollution. Further, Landlord shall be provided with evidence of Tenant's remediation of such pollution in compliance with this section. The provisions of this Section shall survive the termination of this Lease.

     31. ECRA CLEARANCE; ENVIRONMENTAL REPRESENTATIONS AND COVENANTS

     31.1 For purposes of this Section,

          (a) "Hazardous Substances" include any pollutant, dangerous substance, toxic substance, hazardous waste, hazardous substance or contaminant regulated under, defined in or pursuant to the Environmental Cleanup Responsibility Act (N.J.S.A. i3:lK-6 et seq.) ("ECRA"), the Spill Compensation and Control Act (N.J.S.A. 58:10- 23.11 et seq.), the Resource Conservation and Recovery Act (42 U.S. Sec. 6901 et seq.), the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. Sec. 9601 et seq.) or any other Federal, State or local environmental law, ordinance or regulation.

          (b) "Enforcement Notice" means a summons, citation, directive, order, claim, litigation, investigation, judgment, letter or other communication, written or oral, actual or threatened, from the New Jersey Department of Environmental Protection ("NJDEP"), the United State Environmental-Protection Agency ("USEPA") or other Federal, State or local agency or authority, or any other entity or any individual, concerning any intentional or unintentional action or omission resulting or which might result in the Releasing of Hazardous

     Substances into the waters or onto the lands of the State of New Jersey, or into waters outside the jurisdiction of the State of New Jersey where damage may have resulted to the lands, waters, fish, shellfish, wildlife, biota, air or other resources owned, managed, held in trust or otherwise controlled by, or within the jurisdiction of, the State of New Jersey, or into the "environment", as such term is defined in 42 U.S.C. 9601(8).

          (c) "Releasing" means releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping.

     31.2 Other than in conjunction with the permitted uses as provided for in this Lease hereof, the Demised Premises shall not be used and/or occupied by the Tenant to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer or process Hazardous Substances except upon written permission of the Landlord, which permission may be arbitrarily withheld. The Demised Premises shall not be used by the Tenant as a "Major Facility", as such term is defined in N.J.S.A. 58:1023.llb(l).

     31.3 Tenant shall not suffer or permit any lien to be attached to the Demised Premises by any person or entity arising from any intentional or unintentional action or omission of the Tenant, user and/or operator of the Demised Premises, resulting in the Releasing of Hazardous Substances into the waters or onto the lands of the State of New Jersey, or into waters outside the jurisdiction of the State of New Jersey where damage may have resulted to the lands, waters, fish, shellfish, wildlife, biota, air or other resources owned, managed, held in trust or otherwise controlled by, or within the jurisdiction of, the State of New Jersey, or as a result of the chief executive of the New Jersey Spill Compensation Fund ("Spill Fund" or "Fund") expending monies from the Fund to pay for "Damages", as such term is defined in N.J.S.A. 58:10-23.llg ("Damages") and/or "Cleanup and Removal Costs", as such term is defined in N.J.S.A. 58:10-23.llb(d) ("Cleanup and Removal Costs").

     31.4 Tenant shall not suffer or permit any Enforcement Notice or any facts which might result in any Enforcement Notice with respect to the Demised Premises.

     31.5 If the Tenant obtains knowledge of the attachment of any lien, as set forth in Section 31.3, or an Enforcement Notice, as set forth in Section 31.4, or obtains knowledge of facts which may give rise to such lien or Enforcement Notice, whether written or oral, it shall immediately notify the Landlord in writing and provide Landlord with a copy of such lien documentation or Enforcement Notice.

     31.6 At the request of Landlord during and after the Term, in the event of an Enforcement Notice or other circumstances leading Landlord to reasonably conclude an Enforcement Notice could issue, the Tenant will retain an environmental consultant, acceptable to the Landlord, to conduct a complete and thorough on-site inspection of the

Demised Premises, including but not limited to a geohydrological survey of soil and subsurface conditions as well as other tests, to determine the presence of Hazardous Substances and the consultant shall certify to the Landlord whether, in his professional judgment, there exists any state of facts which could reasonably lead to the issuance of an Enforcement Notice.

     31.7 In connection with the termination of this Lease or other circumstances occurring during the Term or prior to Tenant's surrendering possession of the Demised Premises in accordance with the terms hereof which require ECRA compliance, the Tenant shall comply with the provisions of ECRA by securing from -the NJDEP a "Negative Declaration", as such term is defined in N.J.A.C. 7:26B-1.3, or by securing from the NJDEP and implementing a "Cleanup Plan", as such term is defined in N.J.A.C. 7:26-1.3 and the Tenant shall post with the NJDEP a surety bond or other financial security approved by the NJDEP in an amount sufficient to implement and complete such Cleanup Plan, or in lieu thereof apply for and obtain an Administrative Consent Order, and perform all necessary acts in connection therewith, including without limitation, the implementation of any monitoring or remedial efforts required pursuant to other applicable environmental laws, ordinances, regulations or policies. In any event, Tenant shall have the sole and exclusive responsibility to comply at its own cost and expense with ECRA in connection with the Demised Premises and shall diligently pursue its compliance efforts to completion. Tenant shall commence its compliance efforts at least six (6) months prior to the end of the Term and diligently pursue such efforts to completion. Tenant shall keep Landlord fully informed of its progress in obtaining the ECRA clearance. Tenant shall provide Landlord with a copy of all correspondence, reports (including drafts), forms and other documents submitted to or received from NJDEP within three (3) days of the preparation or receipt of such documents. Tenant shall notify Landlord at least three (3) days prior to any meeting with NJDEP and Landlord shall have the right to attend such meeting. Further, Tenant shall provide ECRA status reports to Landlord every thirty (30) days during the clearance period directly to the Landlord. If ECRA clearance is not achieved on or before the end of the Term, Tenant shall be liable to Landlord as a holdover tenant, without limiting any other liability of Tenant to Landlord resulting from its default under this Lease.

     31.8 Whenever Tenant shall be undertaking any ECRA compliance efforts as provided for in Section 31.7 or otherwise, Landlord shall be given notice of and sufficient opportunity to observe all activities carried out by Tenant in its compliance effort. Further, the NJDEP, the USEPA and Landlord, its agents, consultants or contractors shall have the right to enter the Demised Premises at all reasonable times in order to inspect the Demised Premises and insure compliance with ECRA and all other Federal, State and local environmental laws, ordinances, regulations arid policies.

     31.9 If there shall be filed a lien against the Demised Premises as set forth in Section 31.3, including if by the NJDEP pursuant to and in accordance with the provisions of N.J.S.A. 58:10-23.llf(f) as a result of the chief executive of the Spill Fund having expended monies from the Spill Fund to pay for Damages and/or Cleanup and Removal Costs, the Tenant shall immediately either (a) pay the claim and remove the lien from the Demised Premises, or (b) furnish (i) a bond satisfactory to the Landlord in the amount of the claim out of which the lien arises, (ii) a cash deposit in the amount of the claim out of which the lien arises, or (iii) other security reasonably satisfactory to the Landlord in an amount sufficient to discharge the claim out of which the lien arises.

     31.10 The Landlord, at its option, shall have the right to perform annual environmental inspections of the Premises and all costs for such audits, including any engineering or professional fees, will be at the Tenant's expense.

     31.11 Whenever the terms ECRA, Spill Fund, Major Facility and similar terms and statutory references are used in this Lease, they shall be deemed to include any similar, future or successor statutory references and/or terms as may apply to the Demised Premises and its use and occupancy by Tenant under this Lease.

     31.12 The Tenant represents that its Standard Industrial Classification Number (hereinafter referred to as "SIC #") is 5600. If there is any change in the Tenant's SIC #, the Tenant shall immediately advise the Landlord in writing thereof.

     32. ENVIRONMENTAL GUARANTY

     Irving Magram and Melanie Magram Rothenberg, who are the controlling shareholders of Tenant, personally and unconditionally guarantee the performance by Tenant of its obligations pursuant to Sections 30 and 31 of this Lease, including without limitations, the performance of any indemnification obligation arising thereunder, the discharge of any lien, the performance of any obligation required to be performed by Tenant pursuant to an Enforcement Notice and compliance by Tenant with any obligations arising under ECRA. The above named guarantors shall be jointly and severally liable for all obligations to be paid or performed by them pursuant to this guaranty. This guaranty shall not be affected or impaired by the death or disability of a guarantor.

     33. SECURITY

     The Tenant has this day deposited with the Landlord the sum of $44,874.53 as Security for the payment of the rent a Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in Base Rent or Additional Rent. The balance of the Security shall be returned to the Tenant, without interest, at the expiration of the thirty-sixth (36th) month of the Term, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in Base Rent or Additional Rent. During the Term hereof, the Landlord may, if the Landlord so elects, have recourse to the Security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore the Security to its original amount. Liability to repay the Security to the Tenant shall run with the reversion and title to the Demised Premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer the Security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to the Demised Premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return the ' Security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the Security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign the Security without the written consent of the Landlord.

     34. QUIET ENJOYMENT

     Landlord represents that it has the right to lease the Demised Premises and agrees that if Tenant shall pay the Base Rent and Additional Rent as herein provided and shall keep, provide and perform all of the other covenants of this Lease by Tenant to be kept, observed and performed, Tenant shall and may peaceably and quietly have, hold and enjoy the Demised Premises for the Term aforesaid. The Landlord further agrees that it shall not enforce any unreasonable rules or regulations which would unduly prejudice the conduct of the Tenant's business, nor which would prevent full and free access to the Demised Premises by the Tenant, its agents, servants and customers.

     35. COMPLETION OF IMPROVEMENTS

     "Substantial Completion" of the improvements shall be deemed to have occurred upon the first day of the occurrence of all of the following conditions: (a) Construction of the improvements shall have been completed in accordance with the Work Letter annexed hereto as Exhibit C as the same may be modified upon the mutual consent of the parties, and in accordance with all applicable laws, regulations of any applicable governmental bodies except for minor punch list items, the non-completion of which shall riot materially affect the appearance of the Demised Premises or the use and occupancy thereof by Tenant; (b) The heating, plumbing, ventilating and air conditioning systems, all utility systems (except telephones) servicing the Demised Premises, and all other systems of the Demised Premises shall have been installed, and in good operating order; and (c) There shall have been issued a building certificate of occupancy (including a temporary or conditional certificate of occupancy, if available) covering the Demised Premises for the work or improvements made by the Landlord and all such other certificates and permits, if any, evidencing the completion of construction of the improvements as may be required of the Landlord by any

Federal, State or local governmental body so as to permit Tenant's occupancy of the Demised Premises. Failure of the Tenant to obtain any required government approval due to its own proposed use and occupancy, shall not be deemed a at no expense to Tenant. Occupancy of the Demised Premises, either before or after the date of Substantial Completion of the improvements, shall not be deemed a waiver of any rights of Tenant to the full completion of such construction, including each and every unfinished item thereof; nor shall it affect the obligation of the Landlord, upon and after such occupancy by Tenant of the Demised Premises.

     36. ENTRY PRIOR TO COMPLETION

     Tenant, at its sole risk, may with the Landlord's consent prior to the Substantial Completion of the improvements, enter upon the Demised Premises during the course of construction and install such furniture, furnishings, trade and other fixtures, interior decorations, machinery and equipment as it may elect and begin the storing of Tenant's products; provided, however, that such entry, installation and storage, in the sole judgment of Landlord, shall not interfere with construction by Landlord that is then taking place by Tenant as to the Demised Premises or with any labor employed by Landlord (or by any contractor or subcontractor) in performing such construction work; and provided further, that Tenant shall indemnify Landlord and Landlord's contractors against any claims for personal injury or property damage arising from such entry, installation or storage. Tenant shall have no obligation to make any payment to Landlord, whether in the form of rent or otherwise on account of any such entry, installation or storage made by Tenant. Such entry, installation and/or storage shall not be deemed to be an acceptance by Tenant of the construction of, or as an occupancy by Tenant of the Demised Premises.

     37. OPTION TO RENEW

     37.1 Provided that no Event of Default has occurred and is continuing, the Tenant shall have the option to renew the within Lease for a period of Five (5) Years (the "First Option Term") from the date of the expiration thereof upon the same terms and conditions, except that the annual Base Rent shall be calculated as follows:

                    Month 1 through Month 6 inclusive:
                             $6.33 per square foot per year

                    Month 7 through Month 18 inclusive:
                             $6.58 per square foot per year

                    Month 19 through Month 30 inclusive:
                             $6.84 per square foot per year

                    Month 31 through Month 42 inclusive:

                             $7.11 per square foot per year

                    Month 43 through Month 54 inclusive:
                             $7.39 per square foot per year

                    Month 55 through Month 60 inclusive:
                             $7.69 per square foot per year


The Tenant shall give the Landlord not less than Twelve (12) Months written notice, as set forth in Section 45, prior to the expiration date of the initial Term, TIME BEING OF THE ESSENCE FOR SUCH NOTICE and upon failure to give such notice to the Landlord, the within option is deemed waived and void.

     37.2 Provided that no Event of Default has occurred and is continuing, the Tenant shall have a further option to renew the within Lease for a period of Five (5) Years (the "Second Option Term") from the date of the expiration of the First Option Term, upon the same terms and conditions, except that the annual Base Rent for the first year of the Second Option Term shall be the greatest of the following amounts:

          (i) $7.69 per square foot per year;

          (ii) the then fair market rent for comparable space in Bergen County, New Jersey; and

          (iii) the amount obtained by multiplying $5.00 per square foot per year by a fraction, the numerator of which is the CPI for the first month of the second renewal term and the denominator of which is the CPI for the month in which the Commencement Date occurs.

For each subsequent year during the Second Option Term, the Base Rent shall be adjusted by multiplying the Base Rent in effect during the first year of the Second Option Term by a fraction, the numerator of which shall be the CPI for the first month of the applicable year and the denominator shall be the CPI for the first month of the Second Option Term; provided that in no event shall the Base Rent be less than the amount payable for the immediately preceding year.

The Tenant shall give the Landlord not less than Twelve (12) Months written notice, as set forth in Section 45, prior to the expiration date of the First Option Term, TIME BEING OF THE ESSENCE FOR SUCH NOTICE and upon failure to give such notice to the Landlord, the within option is deemed waived and void.

     38. RIGHT TO EXHIBIT

     The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the Demised Premises to persons wishing to rent or purchase the same, and Tenant agrees that Twelve (12) Months preceding the expiration of the Term hereof,, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the-front of the Demised Premises or any part thereof, offering the Demised Premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

     39. BROKERAGE

     Tenant represents and warrants to Landlord that Tenant has dealt only with Charles Klatskin Company, Inc. and Team Resources, Inc. (the "Brokers") as

Brokers in connection with this Lease and no other broker participated in or negotiated this Lease or is entitled to any commission arising from the execution hereof; Tenant agrees to defend, indemnify and hold harmless the Landlord from any and all claims of other brokers and expenses in connection therewith attributable to a breach of the representation made by Tenant. Tenant further covenants that it will not deal with any other broker other than the Brokers in connection with the leasing of any additional space by Tenant in the Building or any extension or renewal of this Lease and shall indemnify Landlord against any additional commission which may become payable as a result of a breach of such representation. Landlord agrees to defend, indemnify and hold harmless Tenant from any and all claims by any brokers alleging to have acted on behalf of Landlord.

     40. BINDING NATURE OF LEASE

     The provisions of this Lease shall apply to, bind and inure to the benefit of Landlord and Tenant and their respective heirs, successors, legal representatives and assigns. It is understood that the term "Landlord" as used in this Lease means only the owner, a mortgagee in possession or a term lessor of the building, so that in the event of any sale of the building or of the building, or the mortgagee in possession has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

     41. CONFORMATION WITH LAWS AND REGULATIONS

     The Landlord may pursue the relief or remedy sought in any invalid clause by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length. In all references herein to any parties, persons, entities or corporations, the uses of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require.

     42. NON-WAIVER BY LANDLORD

     The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this Lease or to exercise any election or option, or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of Base Rent and Additional Rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

     43. NON-PERFORMANCE BY LANDLORD

     This Lease and the obligation of the Tenant to pay the Base Rent and Additional Rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or pre-emption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

     44. VALIDITY OF LEASE

     The terms, conditions, covenants and provisions of this Lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

     45. NOTICES

     45.1 Whenever it is provided herein that notice, demand, request or other communication shall or may be given to or served upon either of the parties, or if either of the parties shall desire to give or serve upon the other any notice, demand, request or other communication with respect hereto or the Demised Premises, each such notice, demand, request or other communication shall be in writing, and, any law or statute to the contrary notwithstanding, shall be given or served as follows:

          (a) if given or served by Landlord, either by hand herein provided;
     and

          (b) if given or served by Tenant, by hand delivery, telecopy (Fax), overnight express mail service, or by mailing the same to Landlord by registered or certified mail, postage prepaid, return receipt requested, addressed to Landlord at the address first set forth above or at such other address as Landlord may from time to time designate by notice given to Tenant in the manner herein provided.

     45.2 Every notice, demand, request or other communication hereunder shall be deemed to have been given or served (i) at the time that the same shall be hand delivered or telecopied (Fax) or (ii) one day after the same shall have been sent by overnight express mail service or (iii) two days after the same shall have been deposited in the United States mails, postage prepaid, by certified or registered mail [regardless of whether the delivery is actually accepted].

     46. ENTIRE CONTRACT

     This Lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms thereof. No additions, changes or modifications, renewals or extensions hereof shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

     47. CAPTIONS

     The captions to the Sections of this Lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease or any part thereof nor in-any way affect this Lease or any part thereof.

     48. COVENANTS AND CONDITIONS

     All of the terms and provisions of this Lease shall be deemed and construed to be "Covenants" and "Conditions" to be performed by the respective parties as though words specifically expressing or importing covenants and conditions were used in each separate term and provision hereof.

     49. WAIVERS BY PARTIES

     Landlord and Tenant hereby mutually waive their rights to trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, Tenant's use or occupancy of the Demised Premises, and any claim of injury or damage. Tenant waives any rights conferred upon it pursuant to N.J.S.A. 2A:18-60 to apply for an order removing any summary action for possession to Superior Court.

     50. COVENANTS OF FURTHER ASSURANCE

     If, in connection with obtaining financing for the Demised Premises, a lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its written consent thereto, provided that such modifications do not in Tenant's reasonable judgment increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the Demised Premises.

     Federal Courts located in the State of New Jersey. ln the event of any such suit, the parties hereof consent to the personal jurisdiction of such courts and waive any defense based oi improper venue.

     52. NO OPTION

     The submission of this Lease for examination does not constitute a reservation of or option for the Demised Premises, and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.


     53. OPTION TO LEASE ADDITIONAL SPACE

     Provided that no Event of Default has occurred and is continuing, Landlord agrees that when leaseable space (the "Additional Space") of approximately 23,487 square feet adjacent to the Demised Premises becomes available for rental which must occur during the period beginning with the twenty-fifth (25th) month of the Term and ending with the seventy-second (72nd) month, Landlord shall notify the Tenant in writing that such Additional Space is available for rent. Tenant shall have the first option to lease the Additional Space at the Base Rent in effect at the time of the taking of Additional Space and the Base Rent for the Additional Space shall be adjusted thereafter to coincide with the increases in Base Rent as set forth in Section 2 herein. Tenant shall give Landlord written notice, within thirty (30) days after Landlord gives notice to Tenant thereof, of its intention to lease the Additional Space, TIME BEING OF THE ESSENCE FOR SUCH NOTICE. Upon failure to give such notice to Landlord, the within option is deemed waived and void. If Tenant does not exercise the foregoing option, Landlord shall be free to lease the Additional Space, provided that the maximum term of any lease (including any option term) shall not exceed ten (10) years. If the Additional Space becomes available prior to the twenty-fourth (24th) month, Landlord shall be permitted to lease the space, provided that the term of any such lease (including any option periods) shall expire prior to the end of the seventy-second (72nd) month of this lease.

     54. PARKING

     Landlord shall provide in the Demised Premises parking area, for Tenant's use during the Term hereof, one parking space for every 1000 square feet of gross rentable space occupied by Tenant.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.

Signed, Sealed and Delivered in
the presence of or attested by:


                                FRANKLIN ASSOCIATES



/s/                                      By: /s/
    --------------------                     --------------------------
                                                 Landlord


                                LEW MAGRAM, LTD.



/s/                             By: /s/Warren Golden, Executive V.P.
   ---------------------            -----------------------------------
                                      Tenant             Title


                                By: /s/ Irving Magram
                                    -----------------------------------
                                         Individually with respect to Section 32


                                By: /s/ Melanie Rothenberg
                                    -----------------------------------
                                         Individually with respect to Section 32


                               [EXHIBITS OMITTED]